Exhibit 10.2

FOURTH AMENDMENT

FOURTH AMENDMENT (this “Amendment”), dated as of January 8, 2008 among MBIA INC. (“Parent”), a Connecticut corporation, MBIA INSURANCE CORPORATION (“Corp.”), a New York stock insurance corporation, the Designated Borrowers party to the Credit Agreement referred to below, the undersigned lenders party to the Credit Agreement (each, a “Lender” and, collectively, the “Lenders”), and BARCLAYS BANK PLC, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

W I T N E S S E T H :

WHEREAS, the undersigned are party to a Second Amended and Restated Credit Agreement, dated as of August 28, 1998 and amended and restated as of April 19, 2002 and further amended and restated as of April 16, 2003, among Parent, Corp., the Designated Borrowers, the Administrative Agent, the Lenders party thereto from time to time, Bank of America, N.A., as Syndication Agent, KeyBank National Association, JPMorgan Chase Bank and The Bank of New York, as Co-Documentation Agents, Barclays Capital, as Sole Bookrunner, and Barclays Capital and Banc of America Securities LLC, as Joint Lead Arrangers (as same has been further amended, restated, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed:

A.	Amendments

1. Section 9 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definition:

“2008 Surplus Notes” shall mean surplus notes issued by Corp. after January 1, 2008 and at any time upon or before March 31, 2008 in an aggregate principal amount of up to $1,000,000,000.

2. Section 9 of the Credit Agreement is hereby further amended by deleting the definition of “Consolidated Total Debt” in its entirety and inserting the following new definition of “Consolidated Total Debt” in lieu thereof:

“Consolidated Total Debt” shall mean, as of any date of determination, all Debt of Parent and its Subsidiaries on such date determined on a consolidated basis; provided, that the 2008 Surplus Notes shall be treated as equity and not as Debt for purposes of Sections 7.07 and 7.08.

3. Section 9 of the Credit Agreement is hereby further amended by deleting the definition of “Consolidated Net Worth” in its entirety and inserting the following new definition of “Consolidated Net Worth” in lieu thereof:

“Consolidated Net Worth” shall mean the Net Worth of Parent and its Subsidiaries determined on a consolidated basis; provided, that the 2008 Surplus Notes shall be treated as equity and not as Debt for purposes of Sections 7.07 and 7.08.

B.	Miscellaneous Provisions

1. In order to induce the Lenders to enter into this Amendment, each of Parent and Corp. hereby represents and warrants that (i) the representations and warranties of each of Parent and Corp. contained in the Credit Agreement and each other Credit Document are true and correct in all material respects on and as of the Fourth Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date) after giving effect to this Amendment and (ii) as of the date hereof, there exists no Default or Event of Default under the Credit Agreement after giving effect to this Amendment.

2. This Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

4. This Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) when each Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.

5. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents shall be deemed to be referenced to the Credit Agreement as modified hereby.

*    *    *

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

MBIA INC.

By:	/s/ Richard Thevenet
Name:	Richard Thevenel
Title:	MD & Treasurer

MBIA INSURANCE CORPORATION

By:	/s/ Richard Thevenet
Name:	Richard Thevenet
Title:	MD & Treasurer

BARCLAYS BANK PLC,
Individually and as Administrative Agent

By:	/s/ Russell C. Johnson
Name:	Russell C. Johnson
Title:	Associate Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF JANUARY 8, 2008, AMONG MBIA INC., MBIA INSURANCE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT

BANK OF AMERICA, N.A.

By:	/s/ William E. Livingston III
Name:	William E. Livingston III
Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF JANUARY 8, 2008, AMONG MBIA INC., MBIA INSURANCE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Mary K. Young
Name:	Mary K. Young
Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF JANUARY 8, 2008, AMONG MBIA INC., MBIA INSURANCE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT

THE BANK OF NEW YORK

By:	/s/ Richard G. Shaw
Name:	Richard G. Shaw
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF JANUARY 8, 2008, AMONG MBIA INC., MBIA INSURANCE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A.

By:	/s/ Lawrence Palumbo, Jr.
Name:	Lawrence Palumbo, Jr.
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF JANUARY 8, 2008, AMONG MBIA INC., MBIA INSURANCE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT

NATIONAL AUSTRALIA BANK LIMITED

By:	/s/ Clinton M. Johnson
Name:	Clinton M. Johnson
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF JANUARY 8, 2008, AMONG MBIA INC., MBIA INSURANCE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Robert C. Meyer
Name:	Robert C. Meyer
Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF JANUARY 8, 2008, AMONG MBIA INC., MBIA INSURANCE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Richard Herder
Name:	Richard Herder
Title:	Managing Director

By:	/s/ Michael Campites
Name:	Michael Campites
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF JANUARY 8, 2008, AMONG MBIA INC., MBIA INSURANCE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT

CAJA MADRID

CAJA MADRID MIAMI AGENCY

By:	/s/ Pablo Hernandez
Name:	Pablo Hernandez
Title:	Head of IFIs

By:	/s/ Jose Cueto
Name:	Jose Cueto
Title:	Deputy General Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF JANUARY 8, 2008, AMONG MBIA INC., MBIA INSURANCE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND BARCLAYS BANK PLC, AS ADMINISTRATIVE AGENT

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ David W. Nelson
Name:	David W. Nelson
Title:	Managing Director

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